Business Combination	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Combination

NOTE 7 – Business Combination

In July 2016, the Company acquired a division of Universal to enhance the Company’s position as a significant market survey provider. The primary reason for the combination was to acquire Universal customer relationships and related synergies and economies of scale expected from combining the new customers with the Company’s and moving the division’s operations from New York to Nevada. The division’s results of operations have been included in the Company’s operations beginning on July 20, 2016, the effective date. No goodwill was acquired in the transaction. Goodwill is the residual asset recognized in a business combination after recognizing all other identifiable assets acquired and liabilities assumed. Consideration consisted of $1.3 million in cash and approximately $0.9 million in contingent consideration. The estimated fair value of the assets acquired was $0.1 million for computer software and $4.2 million for customer relationships.

The estimated fair value of the contingent consideration was determined as 7.5% of total estimated revenue to be derived from the acquired customer relationships through August 2021 as specified in the agreement, paid annually and discounted to the effective date of the transaction using the discount rate applicable to estimating the fair value of the acquired business.

In summary, the Company acquired net assets with an estimated fair value of $4,300,000 for consideration of $2,174,468 (cash of $1,300,000 and contingent consideration of $874,468) resulting in a bargain purchase gain of approximately $2,125,000.

From the effective date of the acquisition, revenues from the customer relationships acquired have been substantial. The division’s activities were integrated into the Company’s other activities. Accordingly, earnings for the division subsequent to the effective date are not available. Information in the Company’s possession related to the revenues and earnings of the division prior to the effective date is incomplete and/or unavailable. Therefore, combined revenues and earnings of the Company and the division, as if the acquisition had occurred on January 1, 2015, is not presented.

Acquisition transaction costs related to the business combination totaling $1,322,596 is presented as a non-operating expense and consisted of approximately $80,000 in legal and consulting fees, $50,000 in travel expenses, $120,000 in professional service fees, and $1,070,000 of labor inefficiencies associated with transition services provided by Universal.